UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 9, 2005

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-3187 (Commission File Number)	22-3865106 (IRS Employer Identification No.)

1111 Louisiana Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-121505 (Commission File Number)	59-3790472 (IRS Employer Identification No.)

1111 Louisiana, Suite 4655B Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (713) 207-5222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The information in Item 1.01 of this combined report applies to and is filed by CenterPoint Energy Transition Bond Company II, LLC (the “Company”) and CenterPoint Energy Houston Electric, LLC (“CenterPoint Houston”). The information in Item 8.01 of this report applies to and is filed separately by the Company.
Item 1.01 Entry Into a Material Definitive Agreement.
     On December 9, 2005, the Company and CenterPoint Houston entered into an Underwriting Agreement with Lehman Brothers Inc., Credit Suisse First Boston LLC and Greenwich Capital Markets, Inc., on behalf of themselves and as representatives of the several underwriters named therein (collectively, the “Underwriters”), covering the issue and sale of $1,851,000,000 aggregate principal amount of the Company’s Senior Secured Transition Bonds, Series A (the “Bonds”). The Bonds are registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the registration statement on Form S-3 (Registration No. 333-121505) of the Company, as supplemented by the Preliminary Prospectus Supplement dated December 6, 2005 and by the Prospectus Supplement dated December 9, 2005 relating to the Bonds filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act.
     Closing of the issuance and sale of the Bonds is scheduled for December 16, 2005 and is subject to customary conditions contained in the Underwriting Agreement. Approvals of the Public Utility Commission of Texas necessary to issue the Bonds have been obtained.
     The Underwriters have agreed in the Underwriting Agreement to purchase all of the Bonds if any of them are purchased. If an Underwriter defaults, the agreement provides that the purchase commitment of the nondefaulting Underwriters may be increased or the agreement may be terminated. The Company and CenterPoint Houston have agreed in the Underwriting Agreement to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities.
Item 8.01 Other Events.
     In accordance with Section 305(b) of the Trust Indenture Act of 1939, as amended, the Statement of Eligibility and Qualification on Form T-1 of Wilmington Trust Company to act as trustee under the indenture relating to the Bonds is filed as Exhibit 25.1 to this report.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
     25.1      Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 15, 2005

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
By:	/s/ Marc Kilbride
Marc Kilbride
Vice President and Treasurer

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: December 15, 2005

CENTERPOINT ENERGY TRANSITION BOND COMPANY II, LLC
By:	/s/ Marc Kilbride
Marc Kilbride
Sole Manager

INDEX TO EXHIBITS

Exhibit Number	Exhibit Description

25.1	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended.